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                                                   Exhibit 10.2 (a)

                      SUPPLEMENTAL AGREEMENT NO. 3
                      ----------------------------

     This Supplemental Agreement dated as of June 1, 1995, by and between MICHAEL BAKER CORPORATION, a Pennsylvania corporation (hereinafter referred to as the "Corporation") and RICHARD L. SHAW (hereinafter referred to as the "Executive").

                              WITNESSETH:

     WHEREAS, the Corporation and the Executive entered into an Employment Agreement dated April 12, 1988 (hereinafter the "Agreement") in which the Corporation agreed to employ and the Executive agreed to be employed as the Corporation's President and Chief Executive Officer; and

     WHEREAS, the Agreement further provided that the Corporation would retain the Executive as a Consultant after the Executive's retirement; and

     WHEREAS, the Corporation and the Executive desire to amend and supplement the Agreement to address certain changed circumstances and conditions relative to Executive's Leased Premises.

     NOW, THEREFORE, in consideration of the premises, the parties agree as follows:

     1.  Section 14. Notices shall be supplemented and amended as follows:
         -------------------

         "Any notice or other communications hereunder shall be in writing and shall be mailed or delivered to the respective parties hereto at the address set forth below:

         The Corporation:
         Michael Baker Corporation
         Airport Office Park, Building #3
         420 Rouser Road
         Coraopolis, PA  15108
         Attn: Charles I. Homan, President and Chief Executive Officer

         The Executive:
         Richard L. Shaw
         255 College Avenue
         Beaver, PA  15009

         Either address above specified may be changed by written notice hereunder."

     2. All other terms and conditions of the Agreement remain in full force and effect and are hereby ratified by both parties as supplemented and amended and the Agreement is incorporated herein by reference.
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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


ATTEST:                                           MICHAEL BAKER CORPORATION

/s/ Janine M. Dillion                             BY /s/ Charles I. Homan
---------------------                                --------------------
                                                     Charles I. Homan
                                                     President and
                                                     Chief Executive Officer


WITNESS:

/s/ Kathryn J. Carrier                            BY /s/ Richard L. Shaw
----------------------                               -------------------
                                                     Richard L. Shaw
                                                     Executive
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                       SUPPLEMENTAL AGREEMENT NO. 4
                       ----------------------------

This Supplemental Agreement No. 4 dated as of March 1, 1998 is entered into by and between MICHAEL BAKER CORPORATION, a Pennsylvania corporation (hereinafter referred to as the "Corporation") and RICHARD L. SHAW, an individual (hereinafter referred to as the "Executive").

                                WITNESSETH:

     WHEREAS, the Corporation and the Executive entered into an Employment Agreement dated April 12, 1988 and subsequently amended the Employment Agreement by Supplemental Agreement No. 1 dated March 17, 1992, Supplemental Agreement No. 2 dated October 1, 1994, and Supplemental Agreement No. 3 dated June 1, 1995 (hereinafter collectively the "Agreement"); and

     WHEREAS, pursuant to the Agreement, the Corporation has retained the Executive as a consultant after the Executive's retirement; and

     WHEREAS, the Corporation and the Executive now desire to further amend and supplement the Agreement to extend the Executive's consulting term on the terms outlined herein.

     NOW THEREFORE, in consideration of the mutual premises contained herein and other good and valuable consideration, and intending to be legally bound hereby, THE PARTIES AGREE AS FOLLOWS:

     1. The Consulting Arrangement established by Section 5 of the Agreement shall be extended and continue until May 31, 2000 on the same terms and at the same compensation in effect on the date of this Supplemental Agreement No. 4.

     2. All other terms and conditions of the Agreement shall remain in full force and effect and are hereby ratified by both parties, and the Agreement is hereby incorporated by reference as if fully stated herein.

     IN WITNESS WHEREOF, the parties have executed this Supplemental Agreement No. 4 as of the day and year first above written.

                                    MICHAEL BAKER CORPORATION
ATTEST:                                 (The "Corporation")

/s/ H. James Mcknight               By: /s/ Charles I. Homan
---------------------                   --------------------
H. James McKnight                       Charles I. Homan
Secretary                               President and Chief Executive Officer

                                    RICHARD L. SHAW
WITNESS:                            (The "Executive")

/s/ Robin E. Culler                 /s/ Richard L. Shaw
-------------------                 -------------------
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